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                                                                  Exhibit 99.2

Form of consent for logo:

     The undersigned, as an authorized representative of Check Point Software Technologies Ltd., hereby consents to the use of the Check Point Software Technologies Ltd. logo in the registration statement on Form S-1 (Registration No. 333-69261) and all amendments thereto (the "Registration Statement") of Intraware, Inc., and further consents to the inclusion of this consent as an exhibit to such Registration Statement.


                                       Check Point Software Technologies Ltd.

                       (Signature)     By:      /s/ Schwartz Hagi
                                           -----------------------------------

                                       Name:        Hagi Schwartz
                                             ---------------------------------

                                       Title:         CFO
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                                       Date:        2/22/99
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